Operating Segment Information as Restated	12 Months Ended
Dec. 31, 2021
Disclosure Of Operating Segments [Abstract]
Operating Segment Information as Restated

4. OPERATING SEGMENT INFORMATION (AS RESTATED)

IFRS 8 Operating Segments requires operating segments to be identified on the basis of internal reporting about components of the Group that are regularly reviewed by the chief operating decision-maker in order to allocate resources to segments and to assess their performance. The information reported to the directors of the Company, who are the chief operating decision makers, for the purposes of resource allocation and assessment of performance does not contain discrete operation segment financial information and the directors reviewed the financial results of the Group as a whole. Therefore, no further information on the operating segment is presented.

Geographic information

(a) Revenue from external customers as restated

	2021	2020	2019
	US$’000	US$’000	US$’000
United States of America	65,402	75,000	59,977
China	3,424	—	3
Total	68,826	75,000	59,980

The revenue information above is based on the locations of the customers.

(b) Non-current assets

	December 31, 2021	December 31, 2020
	US$’000	US$’000
United States of America	103,648	78,022
China	50,800	43,953
Other	10,462	6,174
Total	164,910	128,149

The non-current asset information above is based on the locations of assets and excludes non-current time deposits.

Information about major customer

Revenue of US$65.4 million, US$75.0 million and US$60.0 million for the years ended December 31, 2021, 2020 and 2019, respectively, was derived from sales to a single customer. Revenue of US$3.4 million for the year ended December 31, 2021 was generated from the exclusive licensing of certain patents to Nanjing Probio Biotech Co., Ltd. and its affiliates and subsequent sales-based royalties for using the aforementioned licensing (note 32).